Exhibit 10.1

CAUSE NO. 2024-CI-26481

Loop Media, Inc. and	§	IN THE DISTRICT COURT
Retail Media TV, Inc.	§
§
Plaintiffs,	§
v.	§	150th JUDICIAL DISTRICT
§
GemCap Solutions, LLC,	§
§
Defendant.	§	BEXAR COUNTY, TEXAS

Settlement Agreement and Mutual Release

This Settlement Agreement and Mutual Release (“Agreement”) is entered into by and between Plaintiffs Loop Media, Inc. and Retail Media TV, Inc. (collectively “Plaintiff” or “Loop”) and Defendant GemCap Solutions, LLC (“Defendant” or “GemCap”). Plaintiff and Defendant are collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, on or about November 21, 2024, Plaintiff filed a lawsuit styled Cause No. 2024-CI-26481; Loop Media, Inc. and Retail Media TV, Inc. v. GemCap Solutions, LLC; in the 150th Judicial District Court, Bexar County, Texas (the “Lawsuit”). At issue in the Lawsuit is that certain Loan and Security Agreement dated July 29, 2022, along with the Loan and Security Agreement Schedule and the Revolver Note and subsequent amendments thereto (the “Loan Agreement”).

WHEREAS, on November 25, 2025, GemCap responded to the Lawsuit and filed a counterclaim (the “Counterclaim”).

WHEREAS, on November 25, 2025, following an evidentiary hearing Loop’s request for a temporary restraining order was denied.

WHEREAS, the Parties desire to enter into this Agreement in order to resolve the claims between the Parties in the Lawsuit and the Counterclaim.

WHEREAS, the Parties intend that the full terms and conditions of their compromise, settlement and future obligations to each other, with regard to the Lawsuit and the Counterclaim be set forth in this Agreement and that this Agreement shall supersede any and all other agreements that may have been entered into by and between the Parties.

WHEREAS, the effective date of this Agreement shall be the date on which it is fully executed by all parties (“Effective Date”).

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NOW THEREFORE, in consideration of the recitals, payments, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Payments to GemCap: Loop shall pay GemCap a total of $1,644,613.41, one million six hundred forty-four thousand six-hundred thirteen dollars and forty-one cents (the “Payoff Amount”) by November 27, 2024 (the “Payoff Date”), as more particularly described in that certain Payoff Letter dated on or about the date hereof. Such payment shall be made by federal funds wire transfer the Payoff Amount (in immediately available funds) to:

GemCap Solutions, LLC

9901 I.H. 10 West,

Suite 800

San Antonio, TX 78230

310-593-9140

Bank Name:

Account Number:

Routing Number:

If the Payoff Amount is received after 2:00 pm CST on the Payoff Date the per diem fee shall be $693.55 per day.

2. Escrow of Documents by GemCap. Concurrently with the execution of this Settlement Agreement and Mutual Release. GemCap shall complete and sign the following:

a.	UCC-3 Termination - Loop Media;

b.	UCC-3 Termination - Retail Media;

c.	Auction Cancellation Press Release;

d.	Notice of Cancellation of Secured Party Sale;

e.	DACA Termination # __________;

f.	DACA Termination #__________;

g.	DACA Termination #__________and/or __________; and

h.	Termination of Trademark Security Interest

Both Parties shall sign the November 27, 2024, Payoff Letter.

These documents shall be held in escrow by attorneys Michael Berens and Liz Boydston and shall be released upon GemCap’s confirmation of receipt of the Payoff Amount in immediately available funds as described in paragraph one above.

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3. Legal Reserve. The Payoff Amount in paragraph one above includes a Legal Reserve in the amount of $225,000.00. Sixty days following the Effective Day, Loop will be reimbursed any funds which remain in the Legal Reserve following the payment of all legal fees and expenses incurred by GemCap.

4. Mutual Release.

a. Plaintiff Release Defendant. Upon receipt of the Escrowed Documents and the Terminations of the DACAs in Sections 2 (e), (f) and (g), Plaintiff releases Defendant and its past, present and future agents, shareholders, members, affiliates, parents, subsidiaries, officers, directors, insurers, attorneys, predecessors, successors, heirs, executors and assigns, from any and all claims, causes of action, or obligations of any kind or nature whatsoever, from the beginning of the world to the Effective Date of this Agreement, which are now known or could have been known, arising in whole or in part from the allegations or transactions made the basis of the Lawsuit and/or Counterclaim, including but not limited to the Loan Agreement. Notwithstanding the foregoing, this release does not apply to the enforcement of the terms of this Agreement.

b. Defendant Releases Plaintiff. Upon receipt of the Payoff Amount and the Terminations of the DACAs in Sections 2 (e), (f) and (g), Defendant hereby releases Plaintiff and its past, present and future agents, shareholders, affiliates, parents, subsidiaries, officers, directors, insurers, attorneys, predecessors, successors, heirs, executors and assigns, from any and all claims, causes of action, or obligations of any kind or nature whatsoever, from the beginning of the world to the Effective Date of this Agreement, which are now known or could have been known, arising in whole or in part from the allegations or transactions made the basis of the Lawsuit and/or Counterclaim, including but not limited to the Loan Agreement. Notwithstanding the foregoing, this release does not apply to the enforcement of the terms of this Agreement.

5. Return of Plaintiffs’ Funds if Terminations of the DACAs in Sections 2 (e), (f) and (g) are not effective on November 27, 2024. If the Terminations of the DACAs in Sections 2 (e), (f) and (g) are not effective before 5:00 p.m. PST on November 27, 2024 and Plaintiff’s funds are swept to Defendant on November 27, 2024 or any date thereafter, Defendant will return 100 percent of any and all swept funds (plus any interest related thereto, but minus any wiring fees) the next business day subject to and in accordance with Section 4 of the Payoff Letter.

6. Costs of the Lawsuit. To the extent not already provided for in this agreement or the Loan Agreement, each Party shall bear its own expenses and attorneys’ fees of the Lawsuit and Counterclaim.

7. Dismissal with Prejudice. All claims which were brought or could have been brought shall be dismissed with prejudice within five (5) business days of the Effective Date of this Agreement. Counsel for the Parties shall execute an Agreed Motion to Dismiss and Agreed Order of Dismissal With Prejudice which is attached hereto as Exhibit A in conjunction with the Effective Date of this Agreement.

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8. Governing Law and Venue. This Agreement shall be exclusively governed by and construed according to the laws of the State of Texas. Venue for determination of any dispute arising under or related to this Agreement shall lie exclusively with the District Court of Bexar County, Texas.

9. General Representations and Warranties. Each Party hereby expressly warrants and represents that: (i) it has authority to act for itself or the lawful owner of its respective claims herein; (ii) it has full power and express authority to settle the claims as set forth in this Agreement; (iii) it has not made any assignment or transfer of the claims as set forth in this Agreement, including but not limited to assignment or transfer by subrogation or by operation of law; (iv) it knows of no person or entity that intends to assert a claim by, though, under, or on behalf of such Party against another Party; (v) it is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Agreement; (vi) it is represented and has been advised by independent counsel in connection with this Agreement, which such Party executes wholly voluntarily and of its own choice, volition, judgment, belief and knowledge, after consultation with such counsel and not under coercion or duress; (vii) it has made its own investigation of the facts and is relying solely upon its own knowledge and the advice of its counsel; and (viii) it knowingly waives any claim that this Agreement was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Agreement based upon existing facts either known or reasonably ascertainable. The Parties agree and stipulate that each Party is relying upon these representations and warranties in entering into this Agreement.

10. Confidentiality. It is further understood and agreed that the Parties to the Agreement shall not disclose, comment on, or publish in any manner, to any person, association or entity, the underlying facts or nature of this dispute, the proceedings, this Agreement, or the terms and conditions of this settlement, except as expressly authorized and agreed to herein. Nothing herein shall prohibit the Parties from disclosing the underlying facts or nature of this dispute, the proceedings, this Agreement, or the terms and conditions of this settlement should such disclosure be required:

a. for the preparation of the respective tax returns;

b. to enforce the terms or conditions of this Agreement and of the settlement reached between the Parties;

c. to meet any professional or business reporting requirements;

d. to meet federal securities reporting obligations;

e. to obtain the advice of their respective legal counsel; or

f. by court order or statute, including, but not limited to, the Texas Public Information Act.

11. Mutual non-disparagement. Defendant agrees that it will not personally make any disparaging statements or representations, either directly or indirectly, whether orally or in writing, by word or gesture, to any person or the public about Plaintiff or any person or entity affiliated with Plaintiff; and

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Plaintiff agrees that it will not make any disparaging statements or representations, either directly or indirectly, whether orally or in writing, by word or gesture, to any person or the public about Defendant.

12. Entire Agreement. This Agreement contains and constitutes the entire agreement and understandings of the Parties and supersedes as of the Effective Date all prior negotiations, discussions, undertakings or agreements of any sort whatsoever, whether oral or written, or any claims that might have ever been made by one Party against any opposing Party. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement.

13. Amendments in Writing. This Agreement may only be amended or modified by a written instrument that has been executed by the Parties and that unequivocally indicates the Parties’ intention to modify this Agreement. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

14. No Author. All terms and provisions of this Agreement, and the drafting of this Agreement, have been negotiated by the Parties at arm’s length, with assistance of the attorneys and appropriate representatives of the Parties’ choosing, and to mutual agreement, with consideration by and participation of each, and no Party shall be deemed the scrivener of this Agreement.

15. Construction. Words used in the Agreement of any gender or neuter shall be construed to include any other gender or neuter where appropriate. Words used in this Agreement that are either singular or plural shall be construed to include the other where appropriate.

16. Captions and Headings. The Parties agree that the captions and headings contained in this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

17. Multiple Counterparts. This Agreement may be executed in multiple counterparts, any and all of which may contain the signatures of less than all the Parties and all of which shall be construed together as a single document. Each counterpart shall be fully effective as an original when all of the Parties have executed this Agreement. A copy of this Agreement or of any signature hereto will have the same force and effect as an original.

18. No Admission. Neither the execution of this Agreement nor compliance with its terms, nor the consideration provided for herein, shall constitute or be construed as an admission of any fault, wrongdoing or liability whatsoever on the part of any of the Parties, or any of their agents, attorneys, representatives, or employees, but is in full settlement of disputed issues, and all such liability is expressly denied.

19. Signatures and Binding Authority. The Parties signify consent to this Agreement by their signatures below. Each signatory for any legal entity represents and warrants that he or she has full power and authority to legally bind such entity to this Agreement.

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IN WITNESS THEREOF, and intending to be legally bound, each of the undersigned Parties hereto has caused this Agreement to be executed as of the date(s) set forth below.

STATE OF TENNESSEE	§
§
COUNTY OF WILLIAMSON	§

LOOP MEDIA, INC.

/s/ Justis Kao
Printed Name:	Justis Kao
Its:	Interim Chief Executive Officer

Dated:	November 27, 2024

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IN WITNESS THEREOF, and intending to be legally bound, each of the undersigned Parties hereto has caused this Agreement to be executed as of the date(s) set forth below.

STATE OF TENNESSEE	§
§
COUNTY OF WILLIAMSON	§

RETAIL MEDIA, INC.

/s/ Justis Kao
Printed Name:	Justis Kao
Its:	President

Dated:	November 27, 2024

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IN WITNESS THEREOF, and intending to be legally bound, each of the undersigned Parties hereto has caused this Agreement to be executed as of the date(s) set forth below.

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

GEMCAP SOLUTIONS, LLC

/s/ David Ellis
Printed Name:	David Ellis
Its:	Co-President

Dated:	November 27, 2024

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EXHIBIT A

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CAUSE NO. 2024-CI-26481

Loop Media, Inc. and	§	IN THE DISTRICT COURT
Retail Media TV, Inc.	§
§
Plaintiffs,	§
v.	§	150th JUDICIAL DISTRICT
§
GemCap Solutions, LLC,	§
§
Defendant.	§	BEXAR COUNTY, TEXAS

AGREED MOTION TO DISMISS WITH PREJUDICE

COME NOW Plaintiffs Loop Media, Inc. and Retail Media TV, Inc. (“Plaintiffs” or collectively “Loop”), and GemCap Solutions, LLC (“GemCap” or “Defendant”) (collectively the “Parties”) and file this, their Agreed Motion to Dismiss with Prejudice, and, in support thereof, respectfully show the Court as follows:

On or about November 21, 2024, Plaintiffs filed a lawsuit styled Cause No. 2024-CI-26481; Loop Media, Inc. and Retail Media TV, Inc.; 150th Judicial District Court, Bexar County, Texas (the “Lawsuit”) and sought a Temporary Restraining Order. On November 25, 2024, Defendant filed its Original Answer and Original Counterclaim to Plaintiff’s Original Verified Petition and Application for Temporary Restraining Order and Permanent Injunction. Plaintiffs and Defendant have entered into a Settlement Agreement and Mutual Release resolving Cause No. 2024-CI-26481. The Parties are desirous that the Court enter an Order dismissing with prejudice the claims asserted by Plaintiffs and Defendant in connection with the above-entitled and numbered proceeding.

WHEREFORE, PREMISES CONSIDERED, Plaintiffs Loop Media, Inc., and Retail Media TV, Inc., and Defendant GemCap Solutions, LLC pray that the Court dismiss all claims asserted by the parties against each other with prejudice and for such other and further relief to which they are entitled.

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Respectfully submitted,

Jackson Walker LLP
1900 Broadway, Ste. 1200
San Antonio, Texas 78215
Telephone: 210-978-7761
Facsimile: 210-242-4646

By:	/s/ Julia Mann
Julia W. Mann
State Bar No. 00791171
jmann@jw.com
Erica B. Giese
State Bar No. 24036212
egiese@jw.com
West Bakke
State Bar No. 24115306
wbakke@jw.com

ATTORNEYS FOR PLAINTIFF GEMCAP SOLUTIONS, LLC

GUTNICKI LLP

By:	/s/ Liz Boydston
Liz Boydston (SBN 24053684)
Alexandria Rahn (SBN 24110246)
8080 N. Central Expy., Ste. 1700
Dallas, Texas 75231
Telephone: (469) 935-6699
Facsimile: (469) 895-4413
lboydston@gutnicki.com
arahn@gutnicki.com

ATTORNEYS FOR PLAINTIFFS

SETTLEMENT AGREEMENT AND MUTUAL RELEASE	Page 11 of 13

CAUSE NO. 2024-CI-26481

Loop Media, Inc. and	§	IN THE DISTRICT COURT
Retail Media TV, Inc.	§
§
Plaintiffs,	§
v.	§	150th JUDICIAL DISTRICT
§
GemCap Solutions, LLC,	§	BEXAR COUNTY, TEXAS
§
Defendant.	§

AGREED ORDER TO DISMISS WITH PREJUDICE

On this day came on to be heard Plaintiffs Loop Media, Inc., and Retail Media TV, Inc. (“Plaintiffs” or collectively “Loop”), and GemCap Solutions, LLC (“GemCap” or “Defendant”) Agreed Motion to Dismiss.

Based upon review of the pleadings and the agreement of the parties, it is ORDERED ADJUDGED AND DECREED that all causes of action and counterclaims that are or could be asserted in this matter are hereby DISMISSED WITH PREJUDICE.

The Parties are to bear their own costs and expenses.

DATE: ________________

PRESIDING JUDGE

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APPROVED AS TO FORM:

Jackson Walker LLP
1900 Broadway, Suite 1200
San Antonio, Texas 78215
(210) 978-7700
(210) 978-7790 – Fax

By:	/s/ Julia Mann
Julia W. Mann
State Bar No. 00791171
jmann@jw.com
Erica B. Giese
State Bar No. 24036212
egiese@jw.com
West Bakke
State Bar No. 24115306
wbakke@jw.com

ATTORNEYS FOR DEFENDANT

GUTNICKI LLP

By:	/s/ Liz Boydston
Liz Boydston (SBN 24053684)
Alexandria Rahn (SBN 24110246)
8080 N. Central Expy., Ste. 1700
Dallas, Texas 75231
Telephone: (469) 935-6699
Facsimile: (469) 895-4413
lboydston@gutnicki.com
arahn@gutnicki.com

ATTORNEYS FOR PLAINTIFFS

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